SECOND AMENDMENT TO PROMISSORY NOTE

THIS SECOND AMENDMENT TO PROMISSORY NOTE (this “Second Amendment”) is executed as of the 1st day of July, 2011 (the “Effective Date”), by and between the four (4) undersigned limited liability companies and limited partnerships, having an address at 3131 Elliott Avenue, Suite 500, Seattle, Washington 98121 (collectively, the “Borrower”), and CAPMARK BANK, a Utah industrial bank, having an address at 6955 Union Park Center, Suite 330, Midvale, Utah 84047, together with its successors and assigns (the “Lender”).

RECITALS

A.           Borrower executed to the order of Lender that certain Promissory Note dated August 15, 2007, in the principal amount of $26,200,000.00, as amended by that certain First Amendment to Promissory Note dated December 31, 2008 (the “Note”).  Unless otherwise defined herein, capitalized terms shall have the meaning assigned to them in the Note.

B.           Borrower has requested that Lender modify certain terms of the Note and Lender has so agreed, on the terms and conditions contained herein.

AGREEMENT

NOW, THEREFORE, in consideration of the above Recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby amend the Note as follows:

1. Section 1.4 of the Note, Note Rate and Note Rate Adjustment Dates, is hereby amended by deleting the first sentence thereof and replacing it, as of the Effective Date, with the following:

“The “2011 Note Rate” shall mean an interest rate charged beginning on the Effective Date and continuing through December 31, 2011, which is the average of London Interbank Offered Rates (“LIBOR”), in U.S. dollar deposits, for a term of one month determined solely by Lender on each Note Rate Adjustment Date (defined below), but not less than two and one-half percent (2.50%), plus four percent (4.00%) (“2011 Margin”).  Beginning January 1, 2012, the “2012 Note Rate” charged shall be LIBOR for a term of one month determined solely by Lender on each Note Rate Adjustment Date, but not less than two and one-half percent (2.50%), plus five percent (5.00%) (“2012 Margin”; the 2011 Margin and the 2012 Margin, as then in effect, may be referred to herein as the “Margin”), which combined figure shall be rounded upwards to the nearest one-eighth percent (.125%). The term “Note Rate” shall mean either the 2011 Note Rate or the 2012 Note Rate as applicable at the time the Note Rate is charged.

2. Section 4 of the Note, Maturity Date, is hereby amended as of the Effective Date to extend the Maturity Date from January 2, 2012, until November 1, 2012.   All references in the Note to the “Maturity Date” are hereby amended to mean November 1, 2012.

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Except as expressly amended herein, the Note shall remain in full force and effect in accordance with its terms and conditions.

4.           This Second Amendment may be executed in counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute but one and the same instrument.

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IN WITNESS WHEREOF, Borrower and Lender have each caused this Second Amendment to be duly executed and delivered on its behalf by its duly authorized representatives, on the day and year first above written.

                                                                BORROWER:

EMERICHIP EVERETT LLC,
a Delaware limited liability company

By:             EMERITUS CORPORATION,
 a Washington corporation
 its Sole Member

By: /s/ Eric Mendelsohn___
                Eric Mendelsohn,
Senior Vice President Corporate
                                                                                                                 Development

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                                              BORROWER:

EMERICHIP PHOENIX LLC,
a Delaware limited liability company

By:             EMERITUS CORPORATION,
 a Washington corporation
 its Sole Member

By: /s/ Eric Mendelsohn
                  Eric Mendelsohn,
Senior Vice President Corporate
Development

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BORROWER:

EMERICHIP SAN ANTONIO AO LP
a Delaware limited partnership

By:             Emerichip Texas, LLC, a Delaware
                   Limited liability company
                   Its General Partner

By:             ESC G.P. II, Inc.,
 a Washington corporation
 its Sole Member

By: /s/ Eric Mendelsohn
                                                Eric Mendelsohn,
  Senior Vice President Corporate Development

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BORROWER:

EMERICHIP WALLA WALLA LLC,
a Delaware limited liability company

By:             EMERITUS CORPORATION,
 a Washington corporation
 its Sole Member

By: /s/ Eric Mendelsohn
                Eric Mendelsohn,
Senior Vice President Corporate Development

Acknowledged by Guarantor
this _27___ day of July, 2011

EMERITUS CORPORATION, a
Washington corporation

By: /s/ Erich Mendelsohn_____
       Eric Mendelsohn,
       Senior Vice President Corporate Development

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                                                  CAPMARK BANK, a Utah industrial bank

 By: /s/ Laura Y. McDonald

 Name:  Laura Y. McDonald

 Title:  SVP/Managing Director

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